Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
January 26, 2026 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares Inc. Reports a Profitable 2025 and remains focused on serving the Washington, DC Metropolitan Community

Strategic Balance Sheet Management Yields a Healthy Net Interest Margin

Fairfax, VA., January 26, 2026 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported a net income of $15.6 million for the year-ended December 31, 2025, resulting in earnings per common share of $1.76.  The Company executed a buyback of 209,000 shares during the fourth quarter as part of its share buyback plan.  The Company and Bank remain strongly capitalized.

“The team delivered quickly on our focused return to core banking,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “We are steadfast in increasing profitability and primed to go forward.”

“The net interest margin expanded to 3.46% for 2025, a 33-basis point increase from the previous year,” said Alex Vari, Chief Financial Officer of MainStreet Bancshares, Inc. and MainStreet Bank.  “We plan to preserve and grow this strong net interest margin and continue to control our expenses to enhance our future performance.  We are laser-focused on building a strong balance sheet and our portfolio is well-positioned for the current and anticipated interest rate environment.”

“We continue to prove positive outcomes as we manage our asset quality and grow our loan portfolio,” said Tom Floyd, Chief Lending Officer of MainStreet Bank. “Our team increased gross loans by $54 million in the fourth quarter, and we’re encouraged by the momentum carrying into this year.”

About MainStreet Bank: MainStreet Bank is coming to Middleburg, Virginia in February 2026!  Our newest branch will be located at 10 North Pendleton Street, Middleburg, Virginia 20118.

In addition, MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has over 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024*
ASSETS
Cash and due from banks	$25,179	$23,940	$20,888	$18,384	$21,351
Interest-bearing deposits at other financial institutions	1,276	1,315	864	735	1,711
Federal funds sold	136,301	102,039	111,532	183,521	184,646
Total cash and cash equivalents	162,756	127,294	133,284	202,640	207,708
Investment securities available for sale (AFS), at fair value	56,454	58,338	56,138	55,935	55,747
Investment securities held to maturity (HTM), at amortized cost, net of allowance for credit losses of $0 for all periods	15,298	14,293	14,846	15,657	16,078
Restricted securities, at amortized cost	7,005	7,005	7,005	7,005	6,873
Loans, net of allowance for credit losses of $19,308, $18,831, $19,057, $19,460, and $19,450, respectively	1,841,833	1,788,243	1,767,432	1,811,789	1,810,556
Premises and equipment, net	13,530	13,212	13,344	13,020	13,287
Other real estate owned, net	1,697	—	—	—	—
Property held for sale, at fair value	2,806	3,225	3,225	—	—
Accrued interest and other receivables	14,518	13,622	15,023	9,607	11,311
Bank owned life insurance	40,752	40,433	40,117	39,809	39,507
Other assets	56,020	59,124	64,367	67,383	67,031
Total Assets	$2,212,669	$2,124,789	$2,114,781	$2,222,845	$2,228,098
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$378,694	$324,717	$330,045	$345,319	$324,307
Interest-bearing demand deposits	119,407	123,231	124,090	106,033	139,780
Savings and NOW deposits	121,905	125,214	116,069	124,049	64,337
Money market deposits	499,334	458,946	463,904	511,925	560,082
Time deposits	779,844	778,727	764,439	820,999	819,288
Total deposits	1,899,184	1,810,835	1,798,547	1,908,325	1,907,794
Subordinated debt, net	69,936	69,837	71,238	72,138	73,039
Other liabilities	24,958	25,754	31,526	32,764	39,274
Total Liabilities	1,994,078	1,906,426	1,901,311	2,013,227	2,020,107
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,008	29,833	29,825	29,810	29,466
Capital surplus	66,531	68,895	68,261	67,612	67,823
Retained earnings	101,557	98,793	95,585	92,305	91,150
Accumulated other comprehensive loss	(5,768)	(6,421)	(7,464)	(7,372)	(7,711)
Total Stockholders’ Equity	218,591	218,363	213,470	209,618	207,991
Total Liabilities and Stockholders’ Equity	$2,212,669	$2,124,789	$2,114,781	$2,222,845	$2,228,098

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS) INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2025	December 31, 2024*	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
INTEREST INCOME:
Interest and fees on loans	$124,211	$125,177	$29,969	$30,688	$32,443	$31,111	$31,323
Interest on investment securities
Taxable securities	1,707	1,693	421	435	431	420	431
Tax-exempt securities	1,076	1,093	276	270	267	263	262
Interest on interest-bearing deposits at other financial institutions	54	41	10	11	10	22	15
Interest on federal funds sold	4,540	6,611	1,198	1,060	1,135	1,147	3,088
Total interest income	131,588	134,615	31,874	32,464	34,286	32,963	35,119
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	4,187	8,661	1,064	1,071	1,004	1,048	2,612
Interest on savings and NOW deposits	1,469	754	390	467	391	221	201
Interest on money market deposits	18,852	21,386	4,246	4,623	4,707	5,276	5,475
Interest on time deposits	34,239	37,364	8,244	8,369	8,595	9,031	10,003
Interest on federal funds purchased	93	575	—	28	—	65	—
Interest on Federal Home Loan Bank advances	—	46	—	—	—	—	—
Interest on subordinated debt	3,203	3,255	788	804	799	812	787
Total interest expense	62,043	72,041	14,732	15,362	15,496	16,453	19,078
Net interest income	69,545	62,574	17,142	17,102	18,790	16,510	16,041
Provision for credit losses	(70)	6,763	328	144	(543)	—	3,407
Net interest income after provision for credit losses	69,615	55,811	16,814	16,958	19,333	16,510	12,634
NON-INTEREST INCOME:
Deposit account service charges	2,184	1,996	559	557	538	530	481
Bank owned life insurance income	1,245	1,189	319	316	308	302	304
Gain on retirement of subordinated debt	273	—	—	145	68	60	—
Gain on equity securities	103	—	—	—	103	—	—
Net loss on securities called or matured	—	(48)	—	—	—	—	—
Other non-interest income	222	115	22	104	49	47	22
Total non-interest income	4,027	3,252	900	1,122	1,066	939	807
NON-INTEREST EXPENSES:
Salaries and employee benefits	31,587	30,475	7,557	7,366	8,279	8,385	8,253
Furniture and equipment expenses	3,840	3,636	884	799	1,141	1,016	830
Advertising and marketing	2,051	2,199	469	571	530	481	600
Occupancy expenses	1,407	1,614	293	400	318	396	358
Outside services	3,776	3,627	688	625	1,290	1,173	1,168
Administrative expenses	996	929	238	259	270	229	243
Computer software intangible impairment	—	19,721	—	—	—	—	19,721
Other operating expenses	10,894	10,766	2,696	2,647	2,917	2,634	3,258
Total non-interest expenses	54,551	72,967	12,825	12,667	14,745	14,314	34,431
Income (loss) before income tax expense (benefit)	19,091	(13,904)	4,889	5,413	5,654	3,135	(20,990)
Income tax expense (benefit)	3,478	(3,924)	836	896	1,064	682	(4,823)
Net income (loss)	15,613	(9,980)	4,053	4,517	4,590	2,453	(16,167)
Preferred stock dividends	2,156	2,156	539	539	539	539	539
Net income (loss) available to common shareholders	$13,457	$(12,136)	$3,514	$3,978	$4,051	$1,914	$(16,706)
Earnings (loss) per common share, basic and diluted	$1.76	$(1.60)	$0.46	$0.52	$0.53	$0.25	$(2.20)
Weighted average number of common shares, basic and diluted	7,652,504	7,606,391	7,564,723	7,704,639	7,704,677	7,636,191	7,603,318

*Derived from audited financial statements

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2025		September 30, 2025		December 31, 2024		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$300,666	16.1%	$312,318	17.2%	$391,253	21.3%	-3.7%	-23.2%
Residential real estate loans	441,578	23.7%	411,592	22.7%	438,745	23.9%	7.3%	0.6%
Commercial real estate loans	1,014,933	54.4%	981,091	54.2%	898,204	48.9%	3.4%	13.0%
Commercial and industrial loans	106,990	5.7%	105,217	5.8%	105,212	5.7%	1.7%	1.7%
Consumer loans	1,148	0.1%	1,204	0.1%	1,574	0.2%	-4.7%	-27.1%
Total Gross Loans	$1,865,315	100.0%	$1,811,422	100.0%	$1,834,988	100.0%	3.0%	1.7%
Less: Allowance for credit losses	(19,308)		(18,831)		(19,450)
Net deferred loan fees	(4,174)		(4,348)		(4,982)
Net Loans	$1,841,833		$1,788,243		$1,810,556
DEPOSITS:
Non-interest bearing deposits	$378,694	20.0%	$324,717	17.9%	$324,307	17.0%	16.6%	16.8%
Interest-bearing deposits:
Demand deposits	119,407	6.3%	123,231	6.8%	139,780	7.3%	-3.1%	-14.6%
Savings and NOW deposits	121,905	6.4%	125,214	6.9%	64,337	3.4%	-2.6%	89.5%
Money market deposits	499,334	26.3%	458,946	25.3%	560,082	29.4%	8.8%	-10.8%
Time deposit $250,000 or more	490,594	25.8%	501,332	27.8%	535,676	28.0%	-2.1%	-8.4%
Time deposit less than $250,000	289,250	15.2%	277,395	15.3%	283,612	14.9%	4.3%	2.0%
Total Deposits	$1,899,184	100.0%	$1,810,835	100.0%	$1,907,794	100.0%	4.9%	-0.5%
BORROWINGS:
Subordinated debt, net	$69,936	100.0%	$69,837	100.0%	$73,039	100.0%	0.1%	-4.2%
Total Borrowings	$69,936	100.0%	$69,837	100.0%	$73,039	100.0%	0.1%	-4.2%
Total Deposits and Borrowings	$1,969,120		$1,880,672		$1,980,833		4.7%	-0.6%

Core customer funding sources (1)	$1,400,678	71.1%	$1,289,952	68.6%	$1,439,657	72.7%	8.6%	-2.7%
Brokered and listing service sources (2)	498,506	25.3%	520,883	27.7%	468,137	23.6%	-4.3%	6.5%
Subordinated debt, net (3)	69,936	3.6%	69,837	3.7%	73,039	3.7%	0.1%	-4.2%
Total Funding Sources	$1,969,120	100.0%	$1,880,672	100.0%	$1,980,833	100.0%	4.7%	-0.6%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts. Excludes $145.2 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of December 31, 2025.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2025			For the three months ended December 31, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,819,614	$29,969	6.53%	$1,808,894	$31,323	6.87%
Securities:
Taxable	50,844	421	3.29%	53,566	431	3.19%
Tax-exempt	35,631	349	3.89%	35,512	332	3.71%
Interest-bearing deposits at other financial institutions	1,044	10	3.80%	1,272	15	4.68%
Federal funds sold	127,376	1,198	3.73%	262,323	3,088	4.67%
Total interest-earning assets	$2,034,509	$31,947	6.23%	$2,161,567	$35,189	6.46%
Other assets	123,757			129,077
Total assets	$2,158,266			$2,290,644
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$125,673	$1,064	3.36%	$231,496	$2,612	4.48%
Savings and NOW deposits	121,401	390	1.27%	64,112	201	1.24%
Money market deposits	467,891	4,246	3.60%	514,235	5,475	4.22%
Time deposits	786,801	8,244	4.16%	809,924	10,003	4.90%
Total interest-bearing deposits	$1,501,766	$13,944	3.68%	$1,619,767	$18,291	4.48%
Federal funds purchased	2	—	—	2	—	—
Subordinated debt, net	69,898	788	4.47%	73,001	787	4.28%
Total interest-bearing liabilities	$1,571,666	$14,732	3.72%	$1,692,770	$19,078	4.47%
Demand deposits and other liabilities	368,502			370,332
Total liabilities	$1,940,168			$2,063,102
Stockholders’ Equity	218,098			227,542
Total Liabilities and Stockholders’ Equity	$2,158,266			$2,290,644
Interest Rate Spread			2.51%			1.99%
Net Interest Income		$17,215			$16,111
Net Interest Margin			3.36%			2.96%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2025			For the year ended December 31, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,820,481	$124,211	6.82%	$1,782,061	$125,177	7.02%
Securities:
Taxable	52,401	1,707	3.26%	54,935	1,693	3.08%
Tax-exempt	35,382	1,362	3.85%	36,379	1,384	3.80%
Interest-bearing deposits at other financial institutions	1,216	54	4.44%	815	41	5.03%
Federal funds sold	111,144	4,540	4.08%	136,258	6,611	4.85%
Total interest-earning assets	$2,020,624	$131,874	6.53%	$2,010,448	$134,906	6.71%
Other assets	120,810			126,138
Total assets	$2,141,434			$2,136,586
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$117,493	$4,187	3.56%	$181,109	$8,661	4.78%
Savings and NOW deposits	107,151	1,469	1.37%	54,385	754	1.39%
Money market deposit	486,945	18,852	3.87%	464,400	21,386	4.61%
Time deposits	785,378	34,239	4.36%	748,938	37,364	4.99%
Total interest-bearing deposits	$1,496,967	$58,747	3.92%	$1,448,832	$68,165	4.70%
Federal funds purchased	1,973	93	4.71%	9,941	575	5.78%
FHLB advances	—	—	—	820	46	5.61%
Subordinated debt, net	71,223	3,203	4.50%	72,852	3,255	4.47%
Total interest-bearing liabilities	$1,570,163	$62,043	3.95%	$1,532,445	$72,041	4.70%
Demand deposits and other liabilities	358,146			379,510
Total liabilities	$1,928,309			$1,911,955
Stockholders’ Equity	213,114			224,631
Total Liabilities and Stockholders’ Equity	$2,141,423			$2,136,586
Interest Rate Spread			2.58%			2.01%
Net Interest Income		$69,831			$62,865
Net Interest Margin			3.46%			3.13%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Per share Data and Shares Outstanding
Earnings (loss) per common share (basic and diluted)	$0.46	$(2.20)	$1.76	$(1.60)
Book value per common share	$25.52	$23.77	$25.52	$23.77
Tangible book value per common share (2)	$25.52	$23.77	$25.52	$23.77
Weighted average common shares (basic and diluted)	7,564,723	7,603,318	7,652,504	7,606,391
Common shares outstanding at end of period	7,496,571	7,603,765	7,496,571	7,603,765
Performance Ratios
Return on average assets (annualized)	0.75%	(2.80)%	0.73%	(0.47)%
Return on average equity (annualized)	7.37%	(28.19)%	7.33%	(4.44)%
Return on average common equity (annualized)	7.31%	(29.13)%	7.24%	(6.15)%
Yield on earning assets (FTE) (2) (annualized)	6.23%	6.46%	6.53%	6.71%
Cost of interest-bearing liabilities (annualized)	3.72%	4.47%	3.95%	4.70%
Net interest spread (FTE) (2) (annualized)	2.51%	1.99%	2.58%	2.01%
Net interest margin (FTE) (2) (annualized)	3.36%	2.96%	3.46%	3.13%
Non-interest income as a percentage of average assets (annualized)	0.17%	0.14%	0.19%	0.15%
Non-interest expense to average assets (annualized)	2.36%	5.96%	2.55%	3.42%
Efficiency ratio (3)	71.08%	204.36%	74.15%	110.85%
Allowance for Credit Losses
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$18,831	$18,327	$19,450	$16,506
Add: recoveries	2	9	834	28
Less: charge-offs	—	(2,151)	(858)	(4,569)
Add: provision for credit losses - loans	475	3,265	(118)	7,485
Ending balance, ACL - loans	$19,308	$19,450	$19,308	$19,450

Beginning balance, reserve for unfunded commitment (RUC)	$482	$145	$287	$1,009
Provision for unfunded commitments, net	(147)	142	48	(722)
Ending balance, RUC	$335	$287	$335	$287
Total allowance for credit losses	$19,643	$19,737	$19,643	$19,737

Allowance for credit losses on loans to total gross loans	1.04%	1.06%	1.04%	1.06%
Allowance for credit losses on loans to non-performing loans	58.19%	89.84%	58.19%	89.84%
Net charge-offs to average gross loans (annualized)	0.00%	0.46%	0.00%	0.25%
Concentration Ratios
Commercial real estate loans to total capital (4)	354.85%	393.79%	354.85%	393.79%
Construction loans to total capital (5)	98.06%	131.92%	98.06%	131.92%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	0.98%	0.00%	0.98%	0.00%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	1.69%	1.18%	1.69%	1.18%
Other real estate owned, net	$1,697	$—	$1,697	$—
Non-performing loans	$31,482	$21,650	$31,482	$21,650
Non-performing assets to total assets	1.50%	0.97%	1.50%	0.97%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.08%	15.69%	16.08%	15.69%
Tier 1 risk-based capital ratio	15.05%	14.64%	15.05%	14.64%
Leverage ratio	13.28%	12.08%	13.28%	12.08%
Common equity tier 1 ratio	15.05%	14.64%	15.05%	14.64%
Other information
Common shares closing stock price	$20.36	$18.10	$20.36	$18.10
Tangible equity / tangible assets	9.88%	9.33%	9.88%	9.33%
Average tangible equity / average tangible assets (2)	10.11%	9.21%	9.95%	9.80%
Number of full time equivalent employees	174	204	174	204
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of December 31, 2025 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2025	2024	2025	2024
Net interest margin (FTE)
Net interest income (GAAP)	$17,142	$16,041	$69,545	$62,574
FTE adjustment on tax-exempt securities	73	70	286	291
Net interest income (FTE) (non-GAAP)	17,215	16,111	69,831	62,865

Average interest-earning assets	2,034,509	2,161,567	2,020,624	2,010,448
Net interest margin (GAAP)	3.34%	2.94%	3.44%	3.11%
Net interest margin (FTE) (non-GAAP)	3.36%	2.96%	3.46%	3.13%

	For the three months ended December 31,		For the year ended December 31,
	2025	2024	2025	2024
Yield on earning assets (FTE)
Total interest income (GAAP)	$31,874	$35,119	$131,588	$134,615
FTE adjustment on tax-exempt securities	73	70	286	291
Total interest income (FTE) (non-GAAP)	31,947	35,189	131,874	134,906

Average interest-earning assets	2,034,509	2,161,567	2,020,624	2,010,448
Yield on earning assets (GAAP)	6.22%	6.45%	6.51%	6.70%
Yield on earning assets (FTE) (non-GAAP)	6.23%	6.46%	6.53%	6.71%

	For the three months ended December 31,		For the year ended December 31,
	2025	2024	2025	2024
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.22%	6.45%	6.51%	6.70%
Yield on earning assets (FTE) (non-GAAP)	6.23%	6.46%	6.53%	6.71%

Yield on interest-bearing liabilities (GAAP)	3.72%	4.47%	3.95%	4.70%

Net interest spread (GAAP)	2.50%	1.98%	2.56%	2.00%
Net interest spread (FTE) (non-GAAP)	2.51%	1.99%	2.58%	2.01%

	For the three months ended December 31,		For the year ended December 31,
	2025	2024	2025	2024
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$218,098	$227,542	$213,114	$224,631
Less: average intangible assets	—	(18,327)	—	(16,989)
Total average tangible stockholders' equity (non-GAAP)	218,098	209,215	213,114	207,642

	For the three months ended December 31,		For the year ended December 31,
	2025	2024	2025	2024
Average tangible assets
Total average assets (GAAP)	$2,158,266	$2,290,644	$2,141,434	$2,136,586
Less: average intangible assets	—	(18,327)	—	(16,989)
Total average tangible assets (non-GAAP)	2,158,266	2,272,317	2,141,434	2,119,597